SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): May 8, 2001


                         DIGI LINK TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                  1-15261              11-2165149
------------------------------     -------              ----------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)


        75 Lincoln Highway, Route 27, 2nd Floor, Iselin, NJ, 08830 (Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code:  (732) 906-9060

Item 8.   Change in Fiscal Year
          ------------------------------------

     a. On May 8, 2001 the Registrant determined to change its fiscal year.

     b. The fiscal year end was changed from December 30 to September 30.

     c. Forms 10QSB which covered the transition period were filed on May 21, 2001 and August 9, 2001 respectively.


                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                           Digi Link Technologies, Inc. formerly
                                           IR Operating Corporation



Date: November 29, 2001                    /s/Peter J. Jegou
                                           --------------
                                              Peter J. Jegou
                                              President